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                                                                 EXHIBIT 10.36

                                   AGREEMENT
                                   ---------

     THIS AGREEMENT (the "Agreement") is made and entered as of the twelfth day of November, 1997, by and between HORIZON GROUP, INC., a Michigan corporation ("HGI"), HORIZON/GLEN OUTLET CENTERS LIMITED PARTNERSHIP, a Delaware limited partnership ("H/G Partnership", together with HGI, "Horizon"), and Steve Moore ("Employee").

     WHEREAS, HGI is the sole general partner of H/G Partnership, and H/G Partnership is a developer, owner and operator of manufacturer outlet centers throughout the United States;

     WHEREAS, Employee is employed by Horizon;

     WHEREAS, Employee is willing from and after the Effective Date to continue his employment with Horizon until the occurrence of a merger or consolidation between Horizon and another person, the corporate reorganization of Horizon or the acquisition of a majority or more of the assets of Horizon by another person (a "Transaction"); and

     WHEREAS, Horizon wishes to be assured that it will continue to have the benefit of Employee's expertise and experience from and after the date of this Agreement until the closing of a Transaction (the "Effective Date").

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

     1. POSITION. From and after the date of this Agreement, Employee agrees to continue his employment with Horizon until the occurrence of a Transaction in order to earn the additional compensation set forth herein.

     2. COMPENSATION. Provided that Employee continues his employment with Horizon until the Effective Date,

           (a) Horizon shall pay Employee a bonus for agreeing to continue his employment with Horizon until the Effective Date in the amount of Two Hundred Thirty-Six Thousand Two Hundred and Fifty Dollars ($236,250) which shall be paid on the Effective Date. The payment of such bonus shall be made by Horizon by wire transfer in immediately available funds on the Effective Date to an account of Employee designated in writing to Horizon by Employee.

           (b) Horizon shall grant Employee options on the day immediately preceding the Effective Date to purchase 50,000 shares of HGI common stock under the 1997 Stock Option Plan (the
     "Options").  The exercise price per share

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     for the Options shall be the fair market value of such share on the last trading day immediately preceding the Effective Date and the Options shall be exercised on the terms and conditions set forth in the attached form of Option. Such Options and any other Options granted under the 1997 Stock Option Plan shall become the obligations of any surviving entity in a Transaction and the agreement(s) governing such Transaction shall provide that the Options will be converted into options to purchase common shares of the surviving entity of any Transaction on a fair and equitable basis. All outstanding options heretofore granted to Employee under the 1997 Stock Option Plan are hereby deemed to be amended in the attached form of Option.


     3. EMPLOYMENT ARRANGEMENTS. It is the intention and understanding of the parties hereto that the rights and obligations of each party under the terms and conditions of this Arrangement are in addition to any rights and obligations of the parties under any employment arrangement between them, including but not limited to that certain Letter Agreement dated June 12, 1997 between Horizon and Employee. The terms of such employment arrangement shall remain in full force and effect and shall not be affected in any manner by the terms and conditions set forth in this Agreement.

     4. NOTICES. Any notice to Horizon required or permitted under this Agreement shall be given in writing to Horizon, either by personal service, by registered or certified mail, postage prepaid, or by facsimile transmission with answer back confirmation, duly addressed to the Chief Executive Officer of Horizon at its then principal place of business. Any such notice to Employee shall be given in a like manner and, if mailed, shall be addressed to Employee at his/her address then shown in the files of Horizon. For the purpose of determining compliance with any time limit herein, a notice, if sent by mail, shall be deemed given on the date it is deposited in the United States mail plus three (3) days.

     5.    MISCELLANEOUS PROVISIONS.

           (a) SUCCESSORS AND ASSIGNS. This Agreement shall be binding on Horizon and its successors and assigns. The obligations of Horizon under this Agreement shall be assumed by any other corporation or other business entity (the "Successor") which succeeds to all or substantially all of the business of Horizon through merger, consolidation, corporate reorganization or by acquisition of all or a majority of the assets of Horizon.

           (b) SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other


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      jurisdiction.  If any court of competent jurisdiction shall find any provision of this Agreement to be so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

           (c) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Michigan with regard to conflicts of law principles thereof.

           (d) WAIVER. Waiver by any of the parties of any breach of any provision of this Agreement shall not operate or be construed as a waiver of any prior or subsequent breach of the same or any other provision of this Agreement.

           (e) ATTORNEYS' FEES. The prevailing party in any litigation instituted to enforce this Agreement shall, in addition to any other remedies, be entitled to be reimbursed by the other party for all expenses of such litigation, including reasonable attorneys' fees. As used herein, "attorneys' fees" shall mean the full and actual costs of any legal services actually rendered in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services, and shall not be limited to "reasonable attorneys' fees" as defined by any statute or rule of court.

           (f) ENTIRE AGREEMENT. This instrument contains the entire agreement of the parties with respect to the subject matter of this Agreement.

           (g) COUNTERPARTS. This Agreement may be executed in any number of counterparts, which taken together shall be deemed to constitute one original.


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      IN WITNESS WHEREOF, the parties hereto have entered into and executed this
Agreement as of the date first above written.

                                           HORIZON GROUP, INC.,
                                           a Michigan corporation


                                           By: /s/ James S. Wassel
                                               --------------------------------
                                               Name: James S. Wassel
                                                   ----------------------------
                                               Its: President
                                                   ----------------------------


                                           HORIZON/GLEN OUTLET CENTERS  LIMITED
                                           PARTNERSHIP, a Delaware limited
                                           partnership

                                           By: HORIZON GROUP, INC., a Michigan
                                           corporation, its sole General
                                           Partner


                                           By: /s/ James S. Wassel
                                               --------------------------------
                                               Name: James S. Wassel
                                                    ---------------------------
                                               Its: President
                                                   ----------------------------


                                           EMPLOYEE


                                           /s/ Steve Moore
                                           ------------------------------------
                                                Name:  Steve Moore


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